UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2020

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On February 21, 2020, SG Blocks, Inc., a Delaware corporation (the “Company”), received written notice (the “Letter”) from the Listing Qualifications department (the “Staff”) of The Nasdaq Capital Market (“Nasdaq”) notifying the Company that it has regained compliance with the minimum bid price and stockholder’s equity rules, and has met the requirements of the Nasdaq Listing Panel’s decision dated February 20, 2020. The Letter also stated that the Company is in compliance with the other applicable requirements as set forth in the decision and required for listing on The Nasdaq Stock Market, and that accordingly, the Nasdaq Listing Panel has determined to continue the listing of the Company’s securities on the Nasdaq Stock Market and is closing the matter.

On February 24, 2020, the Company issued a press release announcing the receipt of the Letter, which is furnished as an exhibit to this Current Report on Form 8-K as Exhibit 99.1, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

On February 24, 2020, the Company accepted service of process in connection with a suit filed by the Company’s former Chief Financial Officer, who resigned in August 2019, in United States District Court, Eastern District of New York (Case No. 20-CV-00550), alleging (i) $372,638 in unpaid wages and bonuses and (ii) $300,000 due in severance (hereafter the “Action”). The Company believes the complaint lacks merit as by written agreement the employee agreed to accept restricted stock units of the Company’s common stock in full satisfaction and payment of substantially all alleged unpaid wages and bonuses that are claimed in the Action. The Company further maintains that employee’s employment agreement expressly disclaims any entitlement to or liability for severance during the employee’s renewal term of employment. Prior to the commencement of the Action, the employee had filed a wage claim against the Company with the Texas Workforce Commission claiming $397,638 in unpaid wages and bonuses (“Texas Wage Claim”). The Texas Wage Claim was voluntarily dismissed by the employee upon the Company’s filing of a fraud complaint with the Labor Law Division of the Texas Workforce Commission. The Company intends to vigorously defend this action, and as appropriate, seek damages, attorneys’ fees, and litigation expenses from the employee.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release from SG Blocks, Inc. dated February 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Blocks, Inc.

Dated: February 24, 2020	By:	/s/ Paul Galvin
Paul Galvin
Chairman and CEO

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